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                                                                Exhibit 10.16.10
                                                                ----------------

                                    AMENDMENT
                                       TO
                             STOCK OPTION AGREEMENT

     This AMENDMENT TO STOCK OPTION AGREEMENT (this "Amendment"), dated as of December 19, 2001, is intended to modify the Stock Option Agreement, dated as of November 5, 2001 (the "Option Agreement"), among IWO Holdings, Inc., a Delaware corporation ("Holdings"), and John Stevens (the "Optionee").

                                    RECITALS

     WHEREAS, Holdings and the Optionee desire to amend the Option Agreement in the manner set forth below.

                                   AGREEMENTS

     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the parties hereto agree as follows:

     Section 1. Effective immediately prior to and subject to the consummation
     ---------
of a Saints Merger (as defined in Section 2 hereof), Section 3(d)(ii) of the Option Agreement is hereby amended by replacing the words "12 months" therein with the words "24 months".

     Section 2. "Saints Merger" means a transaction that (i) results in (x) the
     ---------
merger, consolidation or amalgamation or other business combination of Holdings with or into the entity referred to by Holdings as "Saints" or a wholly-owned subsidiary of Saints or (y) the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of Holdings and its subsidiaries, considered as a whole, to Saints and
(ii) closes prior to the date occurring 181 days after the signing of a definitive agreement for such transaction.

     Section 3. This Amendment shall not be effective unless shareholder
     ---------
approval meeting the requirements of Section 280G(b)(5) of the Internal Revenue Code of 1986, as amended, is obtained.

     Section 4.
     ---------

     (a) This Amendment may be executed in two or more counterparts, each of which will be deemed an original but which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     (b) All references to Section in this Amendment refer to Sections of this Amendment, unless otherwise expressly provided for.

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     (c) All other provisions of the Option Agreement not amended hereby will remain in full force and effect.

                            [signature page follows]

                                       2

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     IN WITNESS WHEREOF, Holdings have caused this Amendment to be signed by its duly authorized officer, and the Optionee has hereunto set his hand, effective as of the day and year first above written.

                                                  IWO HOLDINGS, INC.


                                                  By: /s/ Steven M. Nielsen
                                                      --------------------------
                                                  Name:  Steven M. Nielsen
                                                  Title: Chief Executive Officer


                                                  OPTIONEE


                                                  /s/ John Stevens
                                                  ------------------------------
                                                  John Stevens